Exhibit 24
POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ Jeffrey M. Boromisa
Jeffrey M. Boromisa

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ William K. Gerber

William K. Gerber

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ Alberto L. Grimoldi
Alberto L. Grimoldi

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ Joseph R. Gromek
Joseph R. Gromek

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ David T. Kollat
David T. Kollat

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ Brenda J. Lauderback
Brenda J. Lauderback

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ David P. Mehney
David P. Mehney

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ Timothy J. O’Donovan
Timothy J. O’Donovan

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ Shirley D. Peterson
Shirley D. Peterson

POWER OF ATTORNEY
The undersigned, in his or her capacity as a director or officer, or both, as the case may be, of Wolverine World Wide, Inc., does hereby appoint BLAKE W. KRUEGER; KENNETH A. GRADY; TIMOTHY E. FOLEY; and DONALD T. GRIMES, or any of them, his or her attorneys or attorney, with full power of substitution, to execute in his or her name a Form S-8 Registration Statement of Wolverine World Wide, Inc. for the Wolverine World Wide, Inc. Stock Incentive Plan of 2010, and any and all pre-effective or post-effective amendments to such Registration Statement, and to file it or them with the Securities and Exchange Commission. Each attorney shall have power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act to be done in the premises as fully and to all intents and purposes as the undersigned could do in person, and the undersigned hereby ratifies and approves the acts of such attorneys.

Date	Signature

February 11, 2010	/s/ Michael A. Volkema
Michael A. Volkema